Exhibit 32.1

Certification Pursuant to 18. U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Banyan Rail Services Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2016 (the “Report”) filed with the Securities and Exchange Commission on the date hereof, I, Jon Ryan, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jon Ryan
Jon Ryan
Chief Executive officer and Chief Financial Officer

November 14, 2016